UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 23, 2007

ACTIVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On January 25, 2007, Activision, Inc. (the “Company”) issued a press release announcing additional preliminary financial results for its second fiscal quarter ended September 30, 2006, preliminary financial results for its third fiscal quarter ended December 31, 2006 and its outlook for future periods.  A copy of the press release is attached hereto as Exhibit 99.1.  In conjunction with that release, the Company will host a conference call and Webcast on Wednesday, February 7, 2007.

Preliminary Results Subject to Significant Adjustment

The financial results and guidance reported in the press release issued by the Company on January 25, 2007 and attached hereto as Exhibit 99.1 are unaudited and do not take into account any adjustments for additional expenses that may be required in connection with the previously announced ongoing review of the Company’s historical stock option grant practices by a special sub-committee of independent members (the “Subcommittee”) of the Company’s board of directors (the “Board”), discussed in additional detail under Item 4.02(a) below.  The Company recognizes that it is important for investors to have a clear understanding of the earnings effects associated with the anticipated adjustments, but these effects cannot be quantified with sufficient precision until its detailed review is completed.  The Company will provide additional disclosure to the market as soon as practicable after the Subcommittee has completed its review, and the financial results attached hereto should be considered preliminary until the Company files its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 and December 31, 2006.

Item 4.02(a).                            Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 23, 2007, the Subcommittee, with the assistance of its counsel, reported to the Board on the status of its review of the Company’s historical stock option grants over a fifteen year period from the Company’s 1992 fiscal year until its 2006 fiscal year.  The Subcommittee reported that it has identified a number of instances in which the actual measurement dates for certain stock option grants made during that period differ from the recorded grant dates for such awards.

Based on the information provided by the Subcommittee, the Company believes it will have to record additional non-cash stock-based compensation expense over the period from the Company’s 1992 fiscal year through its current fiscal year. Until the Subcommittee’s review has been finalized, the Company cannot determine the aggregate amount of the additional non-cash compensation expense it will be required to record or the additional expense to be recorded in any particular fiscal period during that period of time.  Until the amount of such adjustments has been determined, the Company cannot ascertain the resulting tax and accounting impacts.  However, the Company believes that it is more likely than not that the amount of such additional expense relating to one or more fiscal periods from the period of review will be material and, therefore, the Company expects to restate previously issued financial statements relating to such periods.

Accordingly, on January 23, 2007, the audit committee of the Board, after consultation with the Company’s management, determined that the Company’s financial statements for those periods, as well as earnings releases and similar communications, relating to fiscal periods commencing with the first period under review by the Subcommittee should no longer be relied upon.

As soon as practicable after the Subcommittee has completed its review, the Company intends to file with the Securities and Exchange Commission (the “SEC”) an amended Annual Report on Form 10-K for the year ended March 31, 2006 and an amended Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 providing restated financial statements for those periods, as well as all reports required by the federal securities laws that the Company has not then filed, including its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 and December 31, 2006.  The Company does not intend to amend any of its other previously filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q for any other period affected by the adjustment.

The audit committee has discussed the matters disclosed under this Item 4.02(a) with the Company’s current independent registered public accounting firm.

Item 8.01.                                          Other Events.

The press release issued by the Company on January 25, 2007 and attached hereto as Exhibit 99.1 announced that, based on the status of the Subcommittee’s review of the Company’s historical stock option grant practices, the Company will not be in a position to file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 in a timely manner.  As soon as practicable after the Subcommittee has completed its review, the Company intends to file with the SEC all reports required by the federal securities laws that the Company has not then filed, including such Quarterly Report on Form 10-Q.

Management is continuing to evaluate the implications of the Subcommittee’s review for the Company’s Report on Internal Control over Financial Reporting included in it’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and managements’ evaluations of the effectiveness of disclosure controls and procedures included in that Annual Report and the Company’s Form 10-Q for the quarter ended June 30, 2006.  The Company will not reach a final conclusion of the impact of the review on the reports and evaluations until completion of the review.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

99.1                           Press Release dated January 25, 2007(furnished in part and filed in part)

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s results of operations or financial condition or otherwise provided in response to Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Financial Results and Forward-looking Statements:  The financial results for the second and third quarters of fiscal year 2007 reported in the press release attached hereto as Exhibit 99.1 do not take into account any adjustments that may be required in connection with the ongoing review of the Company’s historical stock option grant practices by the sub-committee of independent directors of the Company discussed in detail in this Form 8-K.  Additionally, any restatement of the Company’s historical financial statements could result in changes to the Company’s fiscal year 2007 financial statements.  Further, until the Company files its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 and December 31,

2006, the Company will be required to adjust the financial results for those quarters to account for any subsequent events that affect the estimates inherent in the process of preparing results for those quarters.

Information in this Form 8-K that involves the Company’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  In this report they are identified by words such as “appears,” “likely,” “believes”, “may”, “will,” “would,” “plans,” “expects,” “intends” and similar expressions.  These risks and uncertainties include, but are not limited to, the Company’s ability to timely file required reports with the SEC, the possibility that the Company will be subject to delisting from the Nasdaq Global Select Market due to its inability to timely file periodic reports under the Securities Exchange Act of 1934, the effect of the Subcommittee’s review and conclusions and developments on the informal inquiry opened by the SEC in July 2006 and the derivative litigation filed in July 2006 against certain current and former directors and officers of the Company, and the possibility that additional claims and proceedings will be commenced, including additional stockholder litigation, employee litigation, and additional action by the SEC and/or other regulatory agencies.  Other factors that could cause the Company’s actual future results to differ materially from those expressed in the forward-looking statements set forth in this release include, without limitation, other litigation (unrelated to stock option granting practices), product delays, retail acceptance of the Company’s products, industry competition, rapid changes in technology and industry standards, protection of proprietary rights, maintenance of relationships with key personnel, vendors and third-party developers, international economic and political conditions, integration of recently acquired subsidiaries and identification of suitable future acquisition opportunities.  Other factors that could cause actual future results to differ materially from current expectations are described in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K dated October 25, 2006, November 6, 2006 and November 15, 2006.

The forward-looking statements in this current report on Form 8-K are based upon information available to the Company as of the date of the Form 8-K, and the Company assumes no obligations to update any such forward-looking statement.  The Company may change its intention, belief or expectation, at any time and without notice, based upon any changes in the enumerated factors or in the Company’s assumptions, or otherwise, and forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and may cause its actual results to differ materially from its current expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 25, 2007	ACTIVISION, INC.

		By:	/s/ Thomas Tippl
Thomas Tippl
Chief Financial Officer of Activision Publishing, Inc.
(Principal Financial and Accounting Officer of Activision, Inc.)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 25, 2007 (furnished in part and filed in part)

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s results of operations or financial condition or otherwise provided in response to Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.